WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF CANNABIS GLOBAL, INC.

The undersigned, constituting all of the members of the board of directors (the "Board") of Cannabis Global, Inc., a Nevada corporation (the Corporation), in lieu of holding a meeting of the Board, hereby consent to the taking of the actions set forth herein, and the approval and adoption of the following resolutions by this unanimous written consent ("Written Consent") pursuant to Section 78.315 of the Nevada General Corporation Law taking the following actions by unanimous written consent to be effective as of the 19th day of June, 2020.

RECITALS

WHEREAS, the Company is obligated to issue common shares under its Form S-1 Registration Statement filed with the Securities and Exchange Commission ("SEC") on June 5, 2020, and made effective by the SEC on June 19, 2020.

WHEREAS, the Company is obligated to issue to various vendors and persons restricted common stock of the Company.

WHEREFORE, for good cause appearing, the Board of Directors resolves as follows:

Issuance of Registered Free Trading Common Stock Under the S-1 Registration Statement in Book Entry

a) Issue 500,000 registered common shares to Tabular Investments, LLC, 945 4th Avenue, Ste. 311, San Diego, CA 92101; EIN: 84-2426877.
b) Issue 1,100,000 registered common shares to Pinnacle Consulting Services, Inc., 520 S. Grand Avenue, Ste. 320, Los Angeles, CA 90071; EIN: 61-1792508.
c) Issue 116,667 registered common shares to Paladin Advisors, LLC, 131 Auburn Drive, Lake Worth, FL 33460; EIN: 47-4984188.
d) Issue 1,000,000 registered common shares to Arman Tabatabaei, 14252 Culver Drive, #A555, Irvine CA 93604; SSN: 607-02-2542.
e) Issue 469,608 registered common shares to Paladin Advisors, LLC, 131 Auburn Drive, Lake Worth, FL 33460; EIN: 47-4984188.
f) Issue 277,777 registered common shares to Sayed Ehasn Tabatabaei, 3400 Avenue of the Arts, #C204, Costa Mesa, CA 92626; SSN: 608-02-3114.
g) Issue 27,778 registered common shares to Thomas Shea, 606 Lullingstone Dr., Marietta GA 30067; SSN: 384-84-1995.

Issuance of Restricted Common Stock in Book Entry

a) Issue 1,500,000 restricted shares to Arman Tabatabaei, 14252 Culver Drive, #A555, Irvine CA 93604; SSN: 607-02-2542, per employment contract as a bonus.
b) Issue 1,000,000 restricted shares to Tabular Investments, LLC, 945 4th Avenue, Ste. 311, San Diego, CA 92101; EIN 84-2426877, per contract.
c) Issue 1,000,000 restricted shares to Pinnacle Consulting, Inc., 520 S. Grand Avenue, Ste. 320, Los Angeles, CA 90071; EIN: 61-1792508, per contract.

FURTHER RESOLVED, That the officer of the Corporation be and he is, hereby authorized, directed and empowered to do all such other acts and things and to execute and deliver all such certificates or other documents and to take such other actions as he deems necessary or desirable to carry out the purposes and intents of the above resolutions.

IN WITNESS WHEREOF, a majority of the undersigned members of the Board of Directors have unanimously consented to the foregoing resolutions as of June 19, 2020:

FOR ALL ISSUANCES EXCEPT THOSE TO ARMAN TABATABAEI:

By: DocuSigned by: [signature] 388A9ACE7A7E4AF...

EDWARD MANOLOS

By: DocuSigned by: [signature] C9A78A0EE229477...

ARMAN TABATABAEI

By: DocuSigned by: [signature] DCD9C57AD5FE430...

DAN VAN NGUYEN

FOR THOSE ISSUANCES TO ARMAN TABATABAEI:

By: DocuSigned by: Edward Manolos
388A9ACE7A7E4AF...

EDWARD MANOLOS

By: DocuSigned by: Dan Nguyen
DCD9C57AD5FE430...

DAN VAN NGUYEN